Capital Group Private Client Services FundsSM Prospectus Supplement December 11, 2017 (for prospectus dated January 1, 2017, as supplemented to date)

1)	The last sentence of the first paragraph in the “Investment results” section of the prospectus relating to each fund is amended in its entirety to read as follows:

Updated information on the fund’s investment results can be obtained by calling the fund’s transfer agent at (800) 421-4996.

2)	The last row of the table in the “Investment results” section of the prospectus relating to each fund is amended in its entirety to read as follows:

(For current yield information, please call the fund’s transfer agent at (800) 421-4996.)

3)	The second paragraph in the “Purchase, exchange and sale of shares” section of the prospectus is amended in its entirety to read as follows:

The fund’s transfer agent, on behalf of the fund and American Funds Distributors,® the fund’s distributor, is required by law to obtain certain personal information from you or any other person(s) acting on your behalf in order to verify your or such person’s identity. If you do not provide the information, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity or that of any other person(s) authorized to act on your behalf, or believes it has identified potentially criminal activity, the applicable fund and American Funds Distributors reserve the right to close your account or take such other action they deem reasonable or required by law.

4)	The last sentence of the first paragraph under the heading “Purchase of shares” in the “Purchase, exchange and sale of shares” section of the prospectus is amended in its entirety to read as follows:

Alternatively, you may contact the fund’s transfer agent at (800) 421-4996 to purchase shares.

5)	The last sentence of the first paragraph under the heading “Exchange” in the “Purchase, exchange and sale of shares” section of the prospectus is amended in its entirety to read as follows:

Alternatively, you may contact the fund’s transfer agent at (800) 421-4996 to exchange shares.

6)	The second sentence in the “How to sell shares” section of the prospectus is amended in its entirety to read as follows:

Alternatively, you may contact the fund’s transfer agent at (800) 421-4996 to sell shares.

7)	The information set forth in the box entitled “More information about the funds” on the back of the prospectus is amended in its entirety to read as follows:
More information about the funds
For shareholder services	American Funds Service Company (800) 421-4996
Telephone calls you have with shareholder services may be monitored or recorded for quality assurance, verification and recordkeeping purposes. By speaking to shareholder services on the telephone, you consent to such monitoring and recording.

8)	The last sentence under the heading “Statement of additional information (SAI) and codes of ethics” on the back of the prospectus is amended in its entirety to read as follows:

For a complimentary copy of the current SAI, codes of ethics or annual/semi-annual report, or to request other information about the fund or make shareholder inquiries, please visit capitalpcsfunds.com, call (800) 421-4996 or write to the secretary of the fund at 6455 Irvine Center Drive, Irvine, California 92618.

Keep this supplement with your prospectus.

 Lit. No. MFGEBS-269-1217O Printed in USA CGD/AFD/10039-S64198

Capital Group Private Client Services FundsSM Statement of Additional Information Supplement December 11, 2017 (for statement of additional information dated January 1, 2017, as supplemented to date)

1)	The second sentence under the heading “Proxy voting procedures and principles” in the “Management of the fund” section of the statement of additional information is amended in its entirety to read as follows:

Information relating to how the fund voted proxies relating to portfolio securities during the twelve month period ending June 30 of each year will be available on or about September 1 of each year (i) without charge, upon request, by calling American Funds Service Company at (800) 421-4996 or (ii) on the SEC’s website at www.sec.gov.

2)	The subsection entitled “Transfer agent services” in the “General information” section of the statement of additional information is amended in its entirety to read as follows:

Transfer agent services — American Funds Service Company, an affiliate of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund’s shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, CA 92618. Transfer agent fees are paid according to a fee schedule, based principally on the number of accounts serviced, contained in a Shareholder Services Agreement between the fund and American Funds Service Company.

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.

State Street Bank and Trust Company was the fund’s previous transfer agent and is located at One Lincoln Street, Boston, MA 02111. State Street Bank and Trust Company was paid a fee of $102,000 for the 2016 fiscal year for transfer agency services provided to the Municipal Bond Funds and the Core Bond Fund.

3)	The subsection entitled “Fund accounting” in the “General information” section of the statement of additional information is amended in its entirety to read as follows:

Fund accounting — State Street Bank and Trust Company previously provided fund accounting services and net asset value calculations for the fund. The principal office of State Street Bank and Trust Company is located at One Lincoln Street, Boston, MA 02111. State Street Bank and Trust Company was paid a fee of $366,000 for accounting and administrative services provided to the Municipal Bond Funds and the Core Bond Fund in the 2016 fiscal year.

4)	The subsection entitled “Administration” in the “General information” section of the statement of additional information is deleted in their entirety.

Keep this supplement with your statement of additional information.

Lit. No. MFGEBS-270-1217O CGD/10149-S64199